EXHIBIT 23.1





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement of our report dated September 9, 1997, relating to the consolidated financial statements of SPEIZMAN INDUSTRIES, INC. AND SUBSIDIARIES appearing in the Company's Annual Report on Form 10-K for the year ended June 28, 1997.


                                                     /s/ BDO Seidman, LLP

                                                     BDO SEIDMAN, LLP


Charlotte, North Carolina
February 19, 1998